SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2016

STERLING BANCORP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35385	80-0091851
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

400 Rella Boulevard, Montebello, New York	10901
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 24, 2016, the Company held its 2016 Annual Meeting of Stockholders, at which the Company’s stockholders considered three (3) proposals, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 14, 2016. There were 130,548,989 outstanding shares entitled to vote and there were 119,559,715 shares present in person or by proxy, representing 91.58% of the shares outstanding and entitled to vote. The voting results are presented below.

1.           Election of all current directors for a one (1) year term until their successors are elected and qualified. The results of the election of all directors to serve a one (1) year term ending in 2017 or until their successors are elected and qualified are as follows:

Nominee	For	Withheld	Broker Non-Votes[1]
Robert Abrams	101,760,906	1,328,101	16,470,708
John P. Cahill	102,274,932	814,075	16,470,708
Louis J. Cappelli	101,905,570	1,183,437	16,470,708
James F. Deutsch	102,185,919	903,088	16,470,708
Navy E. Djonovic	102,182,147	906,860	16,470,708
Fernando Ferrer	102,007,225	1,081,782	16,470,708
William F. Helmer	101,694,372	1,394,635	16,470,708
Thomas G. Kahn	102,057,273	1,031,734	16,470,708
Jack L. Kopnisky	102,104,974	984,033	16,470,708
James J. Landy	102,037,188	1,051,819	16,470,708
Robert W. Lazar	101,941,298	1,147,709	16,470,708
John C. Millman	101,965,507	1,123,500	16,470,708
Richard O’Toole	102,057,130	1,031,877	16,470,708
Burt B. Steinberg	101,963,023	1,125,984	16,470,708
Craig S. Thompson	101,260,655	1,828,352	16,470,708
William E. Whiston	102,314,934	774,073	16,470,708

2.           Approval, by non-binding vote, of the compensation of the Named Executive Officers (Say-on-Pay).

For	Against	Abstain	Broker Non-Votes[1]
100,712,684	1,973,390	402,933	16,470,708

1            A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting.

3.           Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016.

For	Against	Abstain	Broker Non-Votes[1]
118,293,581	1,111,384	154,750	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERLING BANCORP

Date: May 31, 2016	By:	/s/ Luis Massiani
Luis Massiani
Senior Executive Vice President and Chief Financial Officer